UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Brent D. Rosenthal

José R. Izquierdo II

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 19, 2025, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 14 to their Schedule 13D with respect to Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

1

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Stockholders of Tax Free Fund for Puerto Rico Residents, Inc. (with respect to its 2025 annual meeting of stockholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the stockholders of the Fund with respect to its 2025 annual meeting of stockholders. All stockholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Stockholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other relevant documents filed by the Participants with the SEC, at no charge on the SEC’s website at http://www.sec.gov.

2

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 14)*

Tax Free Fund for Puerto Rico Residents, Inc.

(Name of Issuer)

Common Shares, $0.01 par value

(Title of Class of Securities)

87675M102

(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St.,
Suite 200
Guaynabo, PR, 00968
(770) 777-9373

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

03/18/2025

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Ocean Capital LLC		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** WC		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** PUERTO RICO		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 1,479,364.25	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 1,479,364.25	
11	**Aggregate amount beneficially owned by each reporting person** 1,479,364.25		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 13.3 %		
14	**Type of Reporting Person (See Instructions)** OO		

Comment for Type of Reporting Person:	Box 13 - The percentages used herein are based upon 11,130,386 shares of common stock outstanding, which represents the shares of common stock outstanding as of March 6, 2025, according to the Issuer's Preliminary Proxy Statement (the Issuer's "Proxy Statement") filed on form PRER 14A with the Securities and Exchange Commission (the "SEC") on March 11, 2025.

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** William Heath Hawk		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** WC		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 1,479,364.25	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 1,479,364.25	
11	**Aggregate amount beneficially owned by each reporting person** 1,479,364.25		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 13.3 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person: Box 13 - The percentages used herein are based upon 11,130,386 shares of common stock outstanding as of March 6, 2025, as disclosed in the Issuer's Proxy Statement.

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Ethan A. Danial		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** OO		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 60,523.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 60,523.00	
11	**Aggregate amount beneficially owned by each reporting person** 60,523.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 0.5 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

Box 8 - Mr. Danial's Shared Voting Power consists of 60,523 sharers owned by RAD Investments, LLC, which Mr. Danial, as one of its managers, may be deemed to beneficially own.

Box 13 - The percentages used herein are calculated based upon 11,130,386 shares of common stock outstanding as of March 6, 2025, as disclosed in the Issuer's Proxy Statement.

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Brent D. Rosenthal		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** OO		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 0.00 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Jose R. Izquierdo II		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** OO		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 0.00 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Roxana Cruz-Rivera		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** OO		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 0.00 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 87675M102

1	**Name of reporting person** Mojdeh L. Khaghan		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☐ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** OO		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 0.00 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 87675M102

1	Name of reporting person Ian McCarthy		
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☐ (b)		
3	SEC use only		
4	Source of funds (See Instructions) OO		
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐		
6	Citizenship or place of organization UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00	
	8	Shared Voting Power 0.00	
	9	Sole Dispositive Power 0.00	
	10	Shared Dispositive Power 0.00	
11	Aggregate amount beneficially owned by each reporting person 0.00		
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐		
13	Percent of class represented by amount in Row (11) 0.00 %		
14	Type of Reporting Person (See Instructions) IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

Item 1. Security and Issuer

(a) Title of Class of Securities:

Common Shares, $0.01 par value

(b) Name of Issuer:

Tax Free Fund for Puerto Rico Residents, Inc.

(c) Address of Issuer's Principal Executive Offices:

250 Munoz Rivera Avenue, American International Plaza, 10th Floor, San Juan, PR 00918

Item 1 Comment: The following constitutes Amendment No. 14 ("Amendment No. 14") to the Schedule 13D filed by the undersigned with the SEC on April 4, 2022, as amended by the Amendment No. 1 filed on April 18, 2022, Amendment No. 2 filed on April 28, 2022, Amendment No. 3 filed on June 7, 2022, Amendment No. 4 filed on March 17, 2023, Amendment No. 5 filed on April 12, 2023, Amendment No. 6 filed on September 14, 2023, Amendment No. 7 filed on December 8, 2023, Amendment No. 8 filed on December 11, 2023, Amendment No. 9 filed on February 9, 2024, Amendment No. 10 filed on March 20, 2024, Amendment No. 11 filed on April 8, 2024, Amendment No. 12 filed on January 27, 2025 and Amendment No. 13 filed on March 7, 2025 (collectively, the "Schedule 13D"). This Amendment No. 14 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein have the meanings ascribed to them in the Schedule 13D.

Item 4. Purpose of Transaction

Item 4 is hereby supplemented to add the following paragraphs: On March 18, 2025, Ocean Capital, Mr. Hawk and the 2025 Nominees (collectively, the "2025 Participants") filed a definitive proxy statement and an accompanying BLUE proxy card with the SEC in connection with their solicitation of proxies for the 2025 Annual Meeting. At the 2025 Annual Meeting, the 2025 Participants will seek stockholder approval of Ocean Capital's proposals to (i) elect the 2025 Nominees, consisting of Brent D. Rosenthal and Jose R. Izquierdo II, to serve as Class II directors on the Board, until their terms expire at the Issuer's 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified and (ii) repeal any provision of, or amendment to, the Issuer's bylaws adopted by the Board without stockholder approval subsequent to March 30, 2022. Details of the proposals, including information about the 2025 Nominees, can be found in the 2025 Participants' definitive proxy statement, which is available at no charge on the SEC's website http://www.sec.gov.

The 2025 Participants are asking stockholders to vote on their BLUE proxy card "FOR ALL" the 2025 Nominees and "FOR" the proposal to repeal any provision of, or amendment to, the Issuer's bylaws adopted by the Board without stockholder approval subsequent to March 30, 2022.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Ocean Capital LLC

Signature: /s/ William Heath Hawk

Name/Title: William Heath Hawk/Managing Member

Date: 03/19/2025

William Heath Hawk

Signature: /s/ William Heath Hawk

Name/Title: William Heath Hawk

Date: 03/19/2025

Ethan A. Danial

Signature: /s/ Ethan A. Danial

Name/Title: Ethan A. Danial

Date: 03/19/2025

Brent D. Rosenthal

Signature: /s/ Brent D. Rosenthal

Name/Title: Brent D. Rosenthal

Date: 03/19/2025

Jose R. Izquierdo II

Signature: /s/ Jose R. Izquierdo II

Name/Title: Jose R. Izquierdo II

Date: 03/19/2025

Roxana Cruz-Rivera

Signature: /s/ Roxana Cruz-Rivera

Name/Title: Roxana Cruz-Rivera

Date: 03/19/2025

Mojdeh L. Khaghan

Signature: /s/ Mojdeh L. Khaghan

Name/Title: Mojdeh L. Khaghan

Date: 03/19/2025

Ian McCarthy

Signature: /s/ Ian McCarthy

Name/Title: Ian McCarthy

Date: 03/19/2025